UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2024 (November 14, 2023)

SYNTEC OPTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41034	04-3447217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Lee Rd.

Rochester, NY 14606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(585) 768-2513

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	OPTX	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	OPTXW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Syntec Optics Holdings, Inc, a Delaware corporation (the “Company”) (f/k/a OmniLit Acquisition Corp.), originally filed by the Company on November 14, 2023, in which the Company reported, among other events, the consummation of the Transactions (as defined in the Original Report) on November 14, 2023.

This Amendment No. 1 is being filed solely for the purpose of supplementing the historical consolidated financial statements and pro forma condensed combined financial information provided under Item 9.01(a) in the Original Report to include (i) the unaudited condensed consolidated financial statements of Syntec Optics, Inc., a Delaware corporation (“Legacy Syntec”), as of September 30, 2023 and for the nine months ended September 30, 2023 and 2022, (ii) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Syntec as of September 30, 2023 and for the nine months ended September 30, 2023 and 2022.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited consolidated financial statements of Legacy Syntec as of September 30, 2023 and for the nine months ended September 30, 2023 and 2022, and the related and the related notes are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Syntec as of September 30, 2023 and 2022.

(d) Exhibits.

Item 21. Exhibits and financial statements schedules.

Exhibits.

Exhibit
Number	Description

99.1	Unaudited condensed consolidated financial statements of Legacy Syntec as of September 30, 2023 and for the nine months ended September 30, 2023 and 2022.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Syntec as of September 30, 2023 and for the nine months ended September 30, 2023 and 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTEC OPTICS HOLDINGS, INC.

	By:	/s/ Joseph Mohr
Date: January 17, 2024	Name:	Joseph Mohr
	Title:	Chief Executive Officer